Exhibit 10.18


                                                                [EXECUTION COPY]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES LAWS AND SUCH WARRANTS HAVE BEEN ISSUED TO THE HOLDER IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE 1933 ACT AND THE RULES AND REGULATIONS THEREUNDER AND THE APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION
STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

Warrant No.: W-1                                            December 31, 2001

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                SCAN-OPTICS, INC.

         THIS CERTIFIES THAT, for value received, ARK CLO 2000-1, LIMITED, or any assignee or transferee permitted under the terms hereof (the "Holder"), is entitled, in accordance with the terms and conditions hereinafter set forth, to subscribe for and purchase from Scan-Optics, Inc., a Delaware corporation (the "Company"), at any time after the date on which a Trigger Event (as defined below) shall occur (such date being the "Commencement Date") and on or prior to 5:00 p.m. New York City time on December 31, 2011 (the "Expiration Date"), 33.20% of the Company's Common Stock (as defined in Section 11 below) on a Fully Diluted Basis (as defined below) as of the date hereof (such number of shares as from time to time adjusted as hereinafter provided, the "Warrant Shares"), at the price of $0.02 per share (as such price may be adjusted from time to time as hereafter provided, the "Exercise Price") and to receive a certificate or certificates for the Warrant Shares so purchased, upon presentation and surrender of this Warrant at the location set forth in Section 1(a) below, together with the Exercise Price of the shares so purchased.

         "Credit Agreement" means that certain Second Amended and Restated Loan Agreement, dated as of May 10, 1999, as amended pursuant to that certain Amendment and Waiver Agreement, dated as of January 29, 2001, the Second Amendment and Waiver Agreement, dated as of July 1, 2001, the Third Amendment and Waiver Agreement, dated as of September 1, 2001 and the Fourth Amendment Agreement, of even date herewith.

         "Fully Diluted Basis" shall mean, for the Company, all outstanding shares of Common Stock plus all shares which would be outstanding upon the exercise in full of all Convertible Securities (as defined in Section 2(j) below), Options (as defined in Section 2(j) below) and Stock Purchase Rights (as defined below).

         "Stock Purchase Rights" shall mean any warrants, options or other rights of any kind to subscribe for, purchase or otherwise acquire any shares of Common Stock, Options or any Convertible Securities.

         "Trigger  Event" means the earlier to occur of (a) January 1, 2005, and
(b) an Event of Default (as defined in the Credit Agreement) listed in Section 11(a) (so long as such an Event of Default under Section 11(a) shall continue for a period of 5 business days), 11(b) (so long as such an Event of Default under Section 11(b) shall continue for a period of 120 consecutive days), 11(e) (so long as an Event of Default under Section 11(e) shall continue for a period of 5 business days), 11(g), 11(h) or 11(i) of the Credit Agreement.

         Section 1.  Exercise.

         (a) Method of Exercise. Subject to compliance with all applicable securities laws, this Warrant may be exercised from time to time in whole or in part from and after the Commencement Date and on or prior to the Expiration
Date, by delivering to the Company at 169 Progress Drive, Manchester, Connecticut 06040 (i) this Warrant, (ii) a subscription form, substantially in the form of Exhibit A attached hereto (the "Subscription Form"), duly completed and executed by the Holder and (iii) payment of the Exercise Price as set forth below in Section 1(b).

         (b) Payment of Exercise Price. Payment of the Exercise Price may be made, at the option of the Holder, either (i) by payment to the Company, by check or wire transfer of an amount in immediately available funds equal to the product of (A) the then applicable Exercise Price, multiplied by (B) the number of Warrant Shares then being purchased, or (ii) by surrender of the right to receive upon exercise of this Warrant a number of shares of Common Stock having a value (as determined below) equal to the product of (A) the then applicable Exercise Price, multiplied by (B) the number of Warrant Shares then being purchased, in which case, the number of Warrant Shares to be issued to the Holder upon such exercise shall be calculated using the following formula:


                                            Y * (A - B)
                                            -----------
                                     X  =         A

         with

          X    = the number of shares of Common Stock to be issued to the Holder

          Y = the number of Warrant Shares with respect to which the Warrant is being exercised

          A = the Fair Market Value (as determined below) of one share of Common Stock

          B    = the then applicable Exercise Price of the Warrant.

         For purposes of this Warrant, the following capitalized terms have the following meanings:

         "Fair Market Value" shall mean the average of the daily Closing Prices (as hereinafter defined) for the 10 consecutive Trading Days (as hereinafter defined) immediately prior to the date in question.

         "Closing Price" on any day means the last sales price, regular way, per share of such stock on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices as reported on the NASDAQ stock market or in the over-the-counter market as reported on the OTC Bulletin Board maintained by the National Association of Securities Dealers Inc. or another over-the-counter market reporting system.

         "Trading Day" means a day on which the principal national securities exchange on which such shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close.

         (c) Date of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1(a) above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date.

         (d) Issuance of Certificates for Warrant Shares; No Fractional Shares. As soon as practicable after the Company's receipt of the Warrant surrendered in connection with an exercise provided for in Section 1(a) above, the Company shall issue and deliver to the person or persons entitled to receive the Warrant Shares issuable upon such exercise of the Warrant, a certificate or certificates for the number of whole shares of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise. No fractional shares shall be issued upon the exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

         (e) Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in the name of the Holder providing for the right to purchase the number of shares of Common Stock as to which this Warrant has not then been exercised.

         (f) Taxes. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant will be made without charge by the Company to the Holder for any issue tax (other than applicable income tax).

         Section 2. Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares shall each be subject to adjustment from time to time as set forth below.

         (a) Dividends and Distributions. In the event the Company shall, at any time or from time to time, distribute to the holders of any of its Common Stock any dividend or other distribution of any Assets (as defined in Section 2(j) below), other than dividends payable in Common Stock, Options or Convertible Securities, and any cash dividend that, when added to all other cash dividends paid in the 12 months immediately preceding the declaration date of such dividend (excluding any such other dividend included in a previous adjustment of the Exercise Price pursuant to this paragraph (a)), does not exceed 2% (on an annualized basis) of the Current Market Price (as defined in Section 2(j) below) per share of Common Stock on such declaration date, then:

         (i) the Exercise Price shall be reduced to equal the product obtained by multiplying (A) the Exercise Price then in effect by (B) a fraction, (x) the numerator of which shall be (I) the Current Market Price per share of Common Stock on the record date for such distribution less (II) the sum of (a) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus
(b) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of Assets other than cash, and (y) the denominator of which shall be such Current Market Price per share of Common Stock on the record date for such distribution, and

         (ii) the number of Warrant Shares shall be increased to equal the product obtained by multiplying (A) the Warrant Shares in effect immediately prior to the record date for such distribution by (B) a fraction, (x) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (i) of this paragraph and (y) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         The adjustments required by this paragraph (a) shall be made whenever any such distribution is made and shall be retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         (b) Dividends Payable in Common Stock and Changes in Common Stock. In the event the Company shall, at any time or from time to time, (x) issue any shares of Common Stock as a stock dividend to the holders of Common Stock or (y) subdivide or combine any outstanding shares of Common Stock into a greater or lesser number of shares (each such event being a "Change of Shares"), then:

         (i) the number of Warrant Shares immediately prior to such action shall be adjusted so that the Holder, upon exercising the Warrant shall be entitled to the number of shares of Common Stock that the Holder would have owned or have been entitled to receive after the happening of such event had the Warrant been exercised immediately prior to the record date (or, if there is no record date, the effective date) for such event, and

         (ii) the Exercise Price shall be adjusted to equal the product determined by multiplying (A) the Exercise Price in effect immediately prior to such event by (B) a fraction, (x) the numerator of which shall be the number of Warrant Shares immediately prior to such event and (y) the denominator of which shall be the number of Warrant Shares after the adjustment referred to above.

         An adjustment made pursuant to this clause (b) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in other cases, but any shares of Common Stock issuable solely as a result of such adjustment shall not be issued prior to the effective date of such event.

         (c) Common Stock Issuances. In the event the Company shall, at any time or from time to time, issue, sell or otherwise distribute (including by way of deemed distributions pursuant to paragraphs (e) and (f) below) any shares of Common Stock (other than pursuant to a Change of Shares or the exercise of any Option or Convertible Security) (any such event, including any deemed distributions described in paragraphs (e) and (f) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Exercise Price in effect at the time of such distribution, then, effective upon such Common Stock Distribution:

         (i) the Exercise Price shall be reduced to equal the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such Common Stock Distribution by (B) a fraction, (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock which the aggregate consideration received by the Company would purchase at the Exercise Price in effect immediately prior to such Common Stock Distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Common Stock Distribution, and

         (ii) the number of Warrant Shares shall be increased to equal the product obtained by multiplying (A) the number of Warrant Shares in effect immediately prior to such Common Stock Distribution by (B) a fraction, (x) the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and (y) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         The provisions of this paragraph (c) (including by operation of paragraph (e) or (f) below) shall not operate to increase the Exercise Price or reduce the number of Warrant Shares, except by operation of paragraph (g) below.

         (d) Other Securities. In the event that (i) the Company shall, at any time or from time to time, issue any shares of its capital stock in a reclassification or reorganization of the Common Stock, or (ii) at any time, as a result of an adjustment made pursuant to this Section 2, the Holder shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter, in each such case, the number of such other securities so receivable upon exercise of the Warrant and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section.

         (e) Issuance of Options. Except as provided in Section 2(l) below, in the event the Company shall, at any time or from time to time, issue, sell, distribute or otherwise grant in any manner (including by assumption) any Options, whether or not such Options (or in the case of Options to acquire Convertible Securities, the right to convert or exchange such Convertible Securities) are immediately exercisable, and the exercise price per share with respect to such Options shall be less than either (i) the Current Market Price per share of Common Stock on the date of the issuance, sale, distribution or granting of such Options or (ii) the Exercise Price then in effect, then, for purposes of paragraph (c) above, the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of the issuance, sale, distribution or granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such exercise price per share, determined as provided above, therefor.

         Except as otherwise provided in paragraph (g) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

         (f) Issuance of Convertible Securities. In the event the Company shall, at any time or from time to time, issue, sell or otherwise distribute (including by assumption) any Convertible Securities (other than upon the exercise of any Option), whether or not the right to convert or exchange such Convertible Securities are immediately exercisable, and the exercise price per share shall be less than (i) the Current Market Price per share of Common Stock on the date of such issuance, sale or distribution or (ii) the Exercise Price then in effect, then, for purposes of paragraph (c) above, the total maximum number of shares of Common Stock, issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such exercise price per share, determined as provided above, therefor.

         Except as otherwise provided in paragraph (g) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

         (g) Changes in Options and Convertible Securities. If (i) the exercise price provided for in any Options referred to in paragraph (e) above, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (e) or (f) above, or (iii) the rate at which any Convertible Securities referred to in paragraph (e) or (f) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section), the Exercise Price then in effect and the number of Warrant Shares shall forthwith be readjusted to the Exercise Price and the number of Warrant Shares that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         (h) Certain Distributions. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (c) above (by operation of paragraph (e) or (f) above, as the case may be), such Options or Convertible Securities shall be deemed to have been issued or sold without consideration except for such amounts of consideration as shall have been deemed to have been received by the Company pursuant to paragraphs (e) or (f) above, as appropriate.

         (i) Equitable Adjustments. In case any other corporate event or transaction of the Company, outside the ordinary course of business consistent with past practice, not specified in this Section occurs which equitably requires an anti-dilutive adjustment to the Warrant, the Company's Board of Directors and the Holder shall consult with each other in good faith and mutually agree upon appropriate adjustments to the Exercise Price and the number of Warrant Shares, so that the property (including securities) to be received by the Holder hereunder upon exercise of the Warrant after the effective date of such event, shall be substantially similar, as nearly as practicable, to those which the Holder would have been entitled immediately prior to such event had the Holder exercised the Warrant prior to such event.

         (j) Definitions. For purposes of this Section 2, the following capitalized terms have the following meanings:

         "Assets" means cash, evidences of indebtedness, other securities or other properties or assets, or any options, warrants or other rights to subscribe for or purchase any of the foregoing.

         "Convertible Securities" means any stock or securities convertible into or exchangeable for Common Stock.

         "Current Market Price" per share of Common Stock at any date shall be the Closing Price.

         "Options" means any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any Convertible Security.

         (k)  Miscellaneous.

         (i) Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of Warrant Shares) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least 3% of the Exercise Price; provided, however, that any adjustment which by reason of this paragraph is not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock.

         (ii)  Notice of Certain Transactions.  In the event that:

         (A) the Company takes any action that would require an adjustment in the Exercise Price or the number of Warrant Shares,

         (B) the Company declares or distributes any dividend, distribution, security, instrument or other rights to its stockholders that would require an adjustment pursuant to this Section,

         (C) the  Company  consolidates  or merges  with,  or  transfers  all or substantially all of its assets to, or makes any statutory exchange of securities with, another corporation or engages in any reorganization, restructuring, recapitalization, reclassification of capital stock or spin-off or other similar transaction, or

         (D) there is a dissolution or liquidation or other winding up of the Company,

the Company shall, not later than 10 days prior to the earliest of the proposed record or effective date, as the case may be, or any other applicable date with respect to any of the foregoing actions or transactions (including the date, if any is to be fixed, as of which holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon any such merger, consolidation, reorganization, restructuring, recapitalization, reclassification, transfer, dissolution, liquidation or winding up), give the Holder a written notice stating such proposed record or effective date, as the case may be, or such other applicable date.

         (iii) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the fair market value of such consideration (as mutually agreed in good faith by the Board of Directors of the Company and the Holder). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued, sold or distributed for such amount of consideration as shall be allocated to such Options as mutually agreed in good faith by the Board of Directors of the Company and the Holder.

         (iv) Computation of Adjustments. Anything herein to the contrary notwithstanding, upon each computation of an adjustment in the Exercise Price or the number of Warrant Shares, the Exercise Price shall be computed to the nearest cent (i.e., fractions of less than half of a cent shall be disregarded and fractions of half of a cent, or more, shall be treated as being one cent) and the number of Warrant Shares, shall be calculated to the nearest share (i.e., fractions of less than half of a share shall be disregarded and fractions of half of a share, or more, shall be treated as being one share).

         (v) Certificate as to Adjustments. Upon any adjustment to the Exercise Price or the number of Warrant Shares, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the calculations and the facts upon which such calculation is based.

         (l) Management Incentives. Notwithstanding anything to the contrary contained in the foregoing paragraphs, no adjustment to the Exercise Price or the number of Warrant Shares shall be made for the issuance of Common Stock and/or Options to purchase Common Stock to senior executives of the Company pursuant to an incentive plan to be adopted by the Company; provided, however, that the aggregate number of shares of Common Stock issued or issuable pursuant to such plan (including shares issuable upon exercise of Options granted pursuant to such plan) shall not exceed 1,100,000 (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions) shares.

         Section 3.  Redemption Right; Closing Mechanics.

         (a)  Redemption Right.

         (i) Grant of Redemption Right. At any time following the payment in full of the Loans (as defined in the Credit Agreement) and the redemption in full of all of the shares of the Company's Series A Redeemable Preferred Stock, the Company may repurchase (the "Redemption") the Warrant for a purchase price (the "Repurchase Amount") equal to the sum of (a) $2,700,000 plus (b) interest on such amount at an annual rate equal to the prime rate of interest in effect from time to time during such period as reported by the Wall Street Journal, plus 2%, compounded annually from December 31, 2001through the date the Repurchase Amount is actually paid, plus (c) if the Repurchase Amount is actually paid (i) prior to December 31, 2002, 10%of the Common Stock on a Fully Diluted Basis immediately prior to the Redemption, (ii) after December 31, 2002, but before December 31, 2003, 15% of the Common Stock on a Fully Diluted Basis immediately prior to the Redemption and (iii) any time after December 31, 2003, 30% of the Common Stock on a Fully Diluted Basis immediately prior to the Redemption.

         (ii) Exercise of the Redemption Right. In order to exercise the Redemption, the Company must deliver to the Holder an irrevocable written notice stating the Company's intention to cause the Holder to sell the Warrant to the Company (the "Redemption Notice").

         (b)  Closing Mechanics.

         (i) Time and Place of the Closing. In connection with a Redemption, the closing of the sale of the Warrant (the "Closing") will take place at the offices of Richards Spears Kibbe & Orbe, One Chase Manhattan Plaza, New York, New York 10005, at 10:00 a.m. (New York City time), on the date which is ten business days following the date on which the Holder receives a Redemption Notice (such date of the Closing being hereinafter referred to as the "Closing Date").

         (c) Transactions to be Effected at the Closing. Upon the terms and subject to the conditions of this Agreement, at the Closing:

         (i) the Holder will deliver to the Company the original agreement representing the Warrant; and

         (ii) the Company will deliver to the Holder the Repurchase Amount by wire transfer of immediately available funds in accordance with wire transfer instructions delivered by the Holder to the Company in writing prior to the Closing Date, plus, if applicable, stock certificates representing the appropriate percentage of the Company's Common Stock registered in the Holder's name.

         Section 4. Representations and Covenants of the Company. The Company hereby represents, warrants and covenants to and with the Holder as follows:

         (a) Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has the necessary corporate power and authority, to execute and deliver this Warrant, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         (b) Binding Effect. This Warrant has been duly executed and delivered by the Company and is the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms.

         (c) Contravention. Neither the execution, delivery and performance of this Warrant nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of the Company's certificate of incorporation or bylaws, (ii) violate any law, rule or regulation by which the Company or any of its properties may be bound or affected, or (iii) conflict with or result in a default under any material contract or other material agreement to which the Company is a party or by which it or any of its properties may be bound or affected.

         (d) Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any governmental authority or other person is required or advisable in connection with (i) the due execution and delivery by the Company of this Warrant, or (ii) the performance by the Company of its obligations under this Warrant.

         (e) Reservation of Shares. The Company shall reserve and keep available out of its authorized but unissued Common Stock for issuance upon the exercise of this Warrant, free from preemptive rights, a sufficient number of authorized but unissued shares of Common Stock so that the Company will at all times have a sufficient number of authorized shares of Common Stock available to issue upon the exercise in full of this Warrant. Notwithstanding anything to the contrary contained herein, the Company shall not take any action that would cause an adjustment to be made to the Exercise Price or the number of Warrant Shares pursuant to Section 2 hereof unless, prior to such action, the Company has a sufficient number of authorized but unissued shares of Common Stock available to issue upon the exercise in full of this Warrant after such adjustment.

         (f) Warrant Shares Duly Authorized, etc. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and be free from all taxes, liens (except for liens created by the Holder) and charges in respect of the issuance thereof.

         (g) No Impairment. The Company will not, by amendment of its charter documents, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant. The Company covenants and agrees not to enter into any contractual arrangement or take any other action that would require any third-party consents for the exercise of this Warrant.

         (h) Regulatory Approval of Issuance. The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon exercise of this Warrant, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, and the right to exercise this Warrant shall be extended until 15 days after the completion of any such registration or approval.

         (i) Listing Requirements. If and so long as any Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon exercise of this Warrant.

         Section 5. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as follows:

         (a) Power. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Holder has the necessary power and authority, to execute and deliver this Warrant, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         (b) Binding Effect. This Warrant has been duly executed and delivered by the Holder and is the legal, valid and binding obligation of the Holder enforceable against it in accordance with its terms.

         (c) Contravention. Neither the execution, delivery and performance of this Warrant nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of the Holder's organizational documents, (ii) violate any law, rule or regulation by which the Holder or any of its properties may be bound or affected, or (iii) conflict with or result in a default under any material contract or other material agreement to which the Holder is a party or by which it or any of its properties may be bound or affected.

         (d) Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any governmental authority or other person is required or advisable in connection with (i) the due execution and delivery by the Holder of this Warrant, or (ii) the performance by the Holder of its obligations under this Warrant.

         (e) Review of Information. The Holder has carefully read and reviewed the material furnished to it with respect to the Company and the Warrant.

         (f) No Registration Under Securities Act. The Holder understands and acknowledges that the Warrants and the shares of Common Stock issuable upon conversion thereof are not being registered under the 1933 Act or any state securities laws, on the grounds that the issuance thereof is exempt under
Section 4(2) of the 1933 Act, and such state securities laws as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the representations by the Holder herein. The Holder understands that the Warrants cannot be sold unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available.

         (g) Investment Intent. The Holder is acquiring the Warrant for investment, solely for the Holder's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

         (h) Accredited Investor. The Holder is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         Section 6. Registration Rights. Upon the exercise of this Warrant, or payment of a Repurchase Amount that includes any shares of Common Stock, the Company and the Holder shall enter into a registration rights agreement which provides the Holder: (i) (A) if the Holder receives 15% or less of the Company's Common Stock on a Fully-Diluted Bases, 1 demand registration right, (B) if the Holder receives 15% to 30% of the Company's Common Stock on a Fully-Diluted Basis, 2 demand registration rights, or (C) if the Holder receives 30% of the Company's Common Stock on a Fully-Diluted Basis, 3 demand registration rights,
(ii) "piggy-back" registration rights, (iii) registration rights on Form S-3 and
(iv) other customary terms reasonably acceptable to the Holder and the Company.

         Section 7. Transferability. This Warrant shall be transferable in whole or in part to (i) one or more transferees to which the Loans are being transferred; provided, however, that a transfer of this Warrant to a person or entity that either (A) is a direct competitor of the Company, or (B) is not in the business of making, buying, selling or trading loans, shall require the prior written consent of the Company, (ii) institutional investors with the prior written consent of the Company, or (iii) any Affiliate (as defined below) of the Holder. Any such transfer, assignment or conveyance shall be made on the books of the Company maintained for such purpose at the principal office of the Company upon surrender of this Warrant and a properly completed and executed assignment substantially in the form of Exhibit B attached hereto. "Affiliate" means any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Holder.

         Section 8. Exchangeability. This Warrant is exchangeable, upon the surrender hereof by the Holder at said office of the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.

         Section 9. Lost, Stolen, Mutilated or Destroyed Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, receipt by the Company of an executed affidavit of lost or stolen warrant and, if reasonably requested by the Company's transfer agent or any federal or state laws, rules or regulations the post of a bond by the Holders and, in case of loss, theft or destruction, upon the agreement of the Holder to indemnify and hold harmless the Company, and its directors and officers against any and all loss, liability, damage, cost and expenses (including reasonable attorneys' fees) which may be incurred by the Company in connection with, or arising out of, the issuance of a new Warrant or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         Section 10. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company whatsoever, except the rights expressed herein, and no dividend or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until and unless, and except to the extent that, this Warrant shall be exercised.

         Section 11. Definition of Common Stock. As used herein, "Common Stock" shall mean the Common Stock, par value $0.02 per share, of the Company as authorized on the date hereof, and also any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that the shares purchasable pursuant to this Warrant shall include only shares designated as Common Stock, par value $0.02 per share, of the Company on the date hereof, or shares of any class or classes resulting from any reclassification or reclassifications thereof which are not limited to any such fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         Section 12.  Miscellaneous.

         (a) Amendment of Warrant. This Warrant may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         (b) Successors and Assigns. This Warrant will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

         (c) No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by law.

         (d) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         (e) Governing Law. This Warrant will be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to any choice of law or conflict of law, provision or rule of the State of New York.

         (f) Counterparts. This Warrant may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         (g) Descriptive Headings. The headings in this Warrant and in the schedules and exhibits hereto are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         (h) Submission to Jurisdiction. Any lawsuit, action or proceeding with respect to this Warrant may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Company and the Holder hereby accept for themselves and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Company and the Holder hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any lawsuit, action or proceeding in those jurisdictions.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed as of the date first written above.

                             SCAN-OPTICS, INC.



                             By: /s/Michael J. Villano
                                ----------------------
                                  Name:  Michael J. Villano
                                  Title:  Chief Financial Officer


                             ARK CLO 2000-1, LIMITED

                             By: Patriarch Partners, LLC
                                   its collateral manager



                             By: /s/ Dennis Dolan
                                ----------------------
                               Name: Dennis Dolan
                                 Title: Manager

                                                                       EXHIBIT A
                                                                              to
                                                               WARRANT AGREEMENT

                                Subscription Form

To:      Scan-Optics, Inc.
         169 Progress Drive
         Manchester, Connecticut 06040

         (a) The undersigned hereby elects to purchase [insert number of shares] of Common Stock of Scan-Optics, Inc., pursuant to the terms of the attached Warrant, and tenders payment of the purchase price for such shares in full.

         (b) In exercising this Warrant, the undersigned hereby confirms and acknowledges that all of the representations and warranties of the undersigned set forth in Section 6 of the Warrant are true and correct as of this date.

         (c) Please issue a certificate or certificates representing said shares of Common Stock in the name or names specified below:

          [insert name, address and number of shares to be issued]

         (d) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

         [insert name of Holder if applicable]


Dated: ____________________             HOLDER:

                                        ARK CLO 2000-1, LIMITED

                                        By: Patriarch Partners, LLC
                                              its collateral manager



                                        By:____________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT B
                                                                              to
                                                               WARRANT AGREEMENT

                               Form of Assignment

To:      Scan-Optics, Inc.
         169 Progress Drive
         Manchester, Connecticut 06040

         FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto each of the Assignee(s) named below all of the rights of the undersigned under such Warrant, with respect to the number of Warrant Shares set forth below:

                                                   Number of Shares
                                                     of Warrant
Name of Assignee       Address                     Stock Assigned
----------------       -------                    -----------------

------------------     ------------------------- ----------------

and does hereby irrevocably constitute and appoint the Secretary of Scan-Optics, Inc. (the "Company") as attorney to make such transfer on the books of the Company maintained for such purpose, with full power of substitution.


Dated: ___________________   HOLDER:

                             ARK CLO 2000-1, LIMITED

                             By: Patriarch Partners, LLC
                                   its collateral manager



                             By:____________________________________
                                  Name:
                                  Title: